September 22, 2021

BNY MELLON INVESTMENT FUNDS VI

- BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Vassilis Dagioglu and Torrey Zaches, CFA are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018. Messrs. Dagioglu and Zaches are employed by Newton Investment Management North America, LLC (Newton), an affiliate of BNYM Investment Adviser. Mr. Dagioglu is Head of Asset Allocation Portfolio Management at Newton. Mr. Zaches is a portfolio manager at Newton. Messrs. Dagioglu and Zaches allocate the fund's assets among equity portfolio managers employed by Newton and fixed-income portfolio managers employed by Insight North America LLC (INA). The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are: Brian C. Ferguson (March 2007), John C. Bailer, CFA (December 2015), James A. Lydotes, CFA (September 2016), Leigh N. Todd, CFA (July 2020), Matthew T. Jenkin (July 2020), Karen Behr (September 2021) and Keith Howell (September 2021). David Bowser, CFA is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments, a position he has held since March 2008.

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The following information supersedes and replaces the information in the third and fourth paragraphs in the section "Fund Details – Management" in the prospectus:

Vassilis Dagioglu and Torrey Zaches, CFA are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018. Mr. Dagioglu is Head of Asset Allocation Portfolio Management at Newton. He has been employed by Newton or a predecessor company of Newton since 2000. Mr. Zaches is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1998.

The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments are Brian C. Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Leigh N. Todd, CFA, Matthew T. Jenkin, Karen Behr and Keith Howell, positions they have held since March 2007, December 2015, September 2016, July 2020, July 2020, September 2021 and September 2021, respectively. Mr. Ferguson is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1997. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1992. Mr. Lydotes is Deputy Chief Investment Officer at Newton. He has been employed by Newton or a predecessor company of Newton since 2005. Ms. Todd is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2001. Mr. Jenkin is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2015. Ms. Behr is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2008. Mr. Howell is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 2006. David Bowser, CFA, is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income securities, a position he has held since 2008. Mr. Bowser is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2000.

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